SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12

                             USAA Mutual Fund, Inc.
               (Name of Registrant as Specified In Its Charter)
       _________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:
    ___________________________________________________________________________

2)  Aggregate number of securities to which transaction applies:
    ___________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    ___________________________________________________________________________

4)  Proposed maximum aggregate value of transaction:
    ___________________________________________________________________________

5)  Total fees paid:
    ___________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
    ___________________________________________________________________________

2)  Form, Schedule or Registration Statement No.:
    ___________________________________________________________________________

3)  Filing Party:
    ___________________________________________________________________________

4)  Date Filed:
    ___________________________________________________________________________

[USAA
EAGLE
LOGO]


                                2002 IMCO PROXY
                                 TRAINING GUIDE

                                    [GRAPHIC
                                   MAN VOTING]

                    Prepared by Learning Systems Development
                          Carey Rokovich, Ext. 8-9482
                            Course Code #IMCO - F1456

      (c) 2002, USAA. All rights reserved. USAA confidential and propriety information.

                             FOR INTERNAL USE ONLY.
                        LAST REVISED 08/14/2002 4:26 PM

                                                                    Page 2 of 30
2002 IMCO Proxy Training
================================================================================

                                TABLE OF CONTENTS

INTRODUCTION................................................................. 3

COURSE MAP................................................................... 4

2002 PROXY SUMMARY........................................................... 5

DATES TO REMEMBER............................................................ 7

TRANSFER DIRECTORY........................................................... 8

PROXY CARD INFORMATION & SAMPLE..............................................11

VOTING TERMINOLOGY...........................................................12

PROPOSAL TABLES (JOB AIDS)...................................................13

PROPOSAL 1...................................................................15

PROPOSAL 2.................................................................. 19

PROPOSAL 3............. .....................................................23

PROPOSAL 4...................................................................26

PROPOSAL 5................................................................ . 27

MISCELLANEOUS................................................................28

===============================================================================

                                  INTRODUCTION
===============================================================================


WELCOME                 Welcome to this 2-hour 2002 IMCO Proxy Training class!

                        This course is customized for the IMCO Member Service representatives (MSR) and Operations' employees.

                        This course was prepared with the understanding that the following prerequisites have been fulfilled:

                        o  Completed the 2002 Subadvisory Training,
                        o  Have knowledge of all USAA IMCO Equity Funds,
                        o  Experience with proxyvote.com & usaa.com, and
                        o  Familiarity with the 2001 IMCO Proxy Initiative.

                        The training documents that you should have in front of you include:

                        o  2002 IMCO Proxy Training Guide
                        o  2002 Proxy Statement and related documents
                        o  USAA Magazine Article
                        o  Ignites Article (For internal use only)

                       ---------------------------------------------------------

COURSE                  Given a 2002 IMCO Proxy Training  Guide, 2002
OBJECTIVE               Proxy Statement, & role-plays, the students will be able
                        to:

                        o explain  (verbally)  each  of  the 5  Proxy  proposals
                          clearly  to  assist  in  getting  a  positive   voting
                          outcome, and

                        o respond  knowledgeably  to any Proxy questions  and/or
                          concerns.

                        The explanations and responses must all be related to the NEW INVESTMENT MANAGEMENT STRUCTURE and each student must address each item listed on the appropriate Proposal checklist.

                        --------------------------------------------------------

BUSINESS                Deliver superior mutual fund performance by employing an
GOAL                    external group of leading  investment  firms in the U.S.
                        who have long-term proven track records.

                        --------------------------------------------------------

                                   COURSE MAP

 START

                                  [arrow down]

                                  Introduction

                                  [arrow down]

                                 Proxy Summary

                                  [arrow down]

                          Proxy Information & Samples

                                  [arrow down]

                               Dates to Remember

                                  [arrow down]

                                  Terminology

                                  [arrow down]

                             Proposal 1 + Roleplay

                                  [arrow down]

                             Proposal 2 + Roleplay

                                  [arrow down]

                              Proposal 3 + Roleplay

                                 [arrows down]

                        Proposal 4          Proposal 5

                                   CLASS ENDS

                       Online                   ON-LINE
                   Comprehensive                Course
                       QUIZ                   Evaluation

                               2002 PROXY SUMMARY
================================================================================


                        --------------------------------------------------------

PURPOSE                 Improve  the  performance  of USAA's  family of funds by
OF PROXY                seeking  shareholder  approval  of  the  New  Investment
                        Management Structure at a shareholder meeting to be held
                        on  October  18,  2002  at  3  p.m.  in  the   McDermott
                        Auditorium in the USAA Building.

                        --------------------------------------------------------

PROPOSALS               The proposals include the following:

                        o  PROPOSAL 1 - Approve ADVISORY Agreements with IMCO

                        o PROPOSAL 2 - Approve SUBADVISORY Agreements with Subadvisers

                             o  2A - Wellington Management Company, LLP
                             o  2B - Marsico Capital Management, LLC
                             o  2C - MFS Investment Management
                             o  2D - The Boston Company Asset Management, LLC
                             o  2E - Dresdner RCM Global Investors LLC
                             o  2F - Westwood Management Corporation
                             o  2G - Batterymarch Financial Management, Inc.
                             o  2H - Eagle Asset Management, Inc.

                        o PROPOSAL 3 - Approve Proposal to Permit IMCO and the Funds' Board to CHANGE Subadvisers WITHOUT FURTHER SHAREHOLDER APPROVAL

                        o PROPOSAL 4 - Approve an Amendment to Investment Objective of the GROWTH FUND

                        o PROPOSAL 5 - Approve an Amendment to Investment Objective of the GROWTH & INCOME FUND

                        --------------------------------------------------------

ELIGIBLE                Shareholders  of  record of each fund as of the close of
TO VOTE                 business  on August  23,  2002 are  eligible  to vote on
                        applicable proposals. Each share is entitled to ONE vote for EACH FULL share held and a fractional vote for each fractional share held. Only shareholders of the 15 affected funds will be eligible to vote.

                        --------------------------------------------------------

PROXY MAILING           On August 23, 2002 the following documents will be
                        included in the Proxy mailing:

                        o    Letter to Shareholders
                        o    Summary of the Proposals
                        o    Notice of Special Meeting (Part of the statement)
                        o    Proxy Statement
                        o    Proxy Card(s)
                        o    Postage-paid envelope

                        --------------------------------------------------------

                                                                    Page 6 of 30
                        --------------------------------------------------------
VOTING                  The  Board  of  Directors  unanimously  recommends  that
OPTIONS                 shareholders  (S/H) vote "FOR" all  proposals.  Each S/H
                        may vote, and re-vote as many times as he or she wishes.
                        THE LAST  VOTE  PROCESSED  IS THE ONE THAT  COUNTS.  The
                        shareholder may vote by:

                        1) INTERNET -
                        o Go to  WWW.PROXYVOTE.COM or the "Proxy Voting" link on
                          usaa.com;
                        o If voting  for more  than one fund,  remind
                          shareholder to vote each SEPARATE proxy
                          card for as many as he/she receives;
                        o Shareholders  will  need to vote  for  each
                          applicable  proposals and will not have the
                          option   to  cast   ONE  vote   "FOR"   all
                          proposals;
                        o Enter each 12-digit control # located on the middle
                          right side of each proxy card;
                        o Follow the site instructions;
                        o Advise the shareholder not to mail in the
                          proxy card(s) if this method is used
                          (unless, of course, he/she wants to change his/her vote).

                        2)PHONE
                        o Call toll-free 1-800-690-6903;
                        o If voting  for more  than one  fund,  remind
                          shareholder to vote each SEPARATE proxy card
                          for as many as he/she receives;
                        o Shareholders  will  need to vote  for  each
                          applicable  proposals and will not have the
                          option   to  cast   ONE  vote   "FOR"   all
                          proposals;
                        o Enter each 12-digit control # located on the middle
                          right side  of each proxy card;
                       o  Follow recorded instructions;
                       o Advise the shareholder not to mail in the proxy card(s) if this method is used (unless, of course, he/she wants to change his/her vote)..

                        3)MAIL
                        o Mark, sign & date each proxy card;
                        o If voting  for more  than one  fund,  remind
                          shareholder to vote each SEPARATE proxy card for as many as he/she receives;
                        o Shareholders will need to vote for each applicable
                          proposals and will not have the option to cast ONE vote "FOR" all proposals;
                        o If card is signed but not marked to cast a vote, it
                          will be voted "FOR" all applicable proposals;
                        o If no signature, the card will be rejected and not
                          remailed;
                        o If another proxy card needs to be remailed to an
                          alternate address, email David.Zuniga@usaa.com;
                        o Return in postage-paid envelope.

                        4)IN PERSON DURING SHAREHOLDER MEETING
                        o Attend meeting on 10/18/02 @ 3 P.M. in the McDermott
                          Auditorium;
                        o Bring proxy card(s) to vote at the meeting;
                        o PCs and Reps will be available to help with on-line
                          voting.

                        --------------------------------------------------------

                                DATES TO REMEMBER
 --------------------------------- ---------------------------------------------

               MONTH                               EVENT
--------------------------------- ----------------------------------------------
--------------------------------- ----------------------------------------------
                                   o         26th -  Board  voted  in  favor  of
                                             INTERIM and  Proposed  advisory and
                                             subadvisory     agreements,     and
                                             terminated      FORMER     advisory
               JUNE                          agreements.

                                   o 27th - USAA press release regarding subadvising

                                   o         28th   -   Interim   advisory   and
                                             subadvisory agreements took effect

 --------------------------------- ---------------------------------------------
 --------------------------------- ---------------------------------------------
                                   o        17th - Filed Proxy with SEC
               JULY                o        26th - Received SEC comments
 --------------------------------- ---------------------------------------------
 --------------------------------- ---------------------------------------------

                                   o 23rd - Shareholders of record of the 15 affected funds as of close of business are eligible to vote
               AUGUST
                                   o         23rd - Proxy mailings start

                                   o 30th - Proxy page for IMCO will be available on usaa.com

 --------------------------------- ---------------------------------------------
 --------------------------------- ---------------------------------------------

                                   o 18TH - USAA MUTUAL FUND SHAREHOLDERS MEETING @ 3 P.M. IN THE MCDERMOTT AUDITORIUM
               OCTOBER
                                   o         31st - USAA Life  Investment  Trust
                                             (LIT) Shareholders Meeting @ 2 p.m.
                                             in the McDermott Auditorium

 --------------------------------- ---------------------------------------------
 --------------------------------- ---------------------------------------------

                                   o         25th - 150-day Interim Advisory and
               NOVEMBER                      Subadvisory     agreements     will
                                             terminate   (unless    shareholders
                                             approve  the  proposed   agreements
                                             before this date - Rule 15a-4)

 --------------------------------- ---------------------------------------------

                               TRANSFER DIRECTORY
================================================================================


[graphic
keypad]
                                   800 NUMBERS


It's best to ask the shareholder in all cases, "Are you ready to place your vote at this time?" If the shareholder is not ready to vote, he/she may call at a later time using any of the following 800#s:

   o   Georgeson Shareholders Communications to vote..........1-866-748-4465
       (Transfer once shareholder is ready to cast his/her vote)

   o   IMCO & LIT Proxy to "vote by phone"......................1-800-690-6903
       (Reaches a touchtone system with recorded instructions)

   o   LIT Proxy 800# for Questions.............................1-800-292-8180


[graphic
keypad]
                                FOR INTERNAL USE


      Because Life Investment Trust Company and Corporate proxies will be mailed around the same time, representatives who receive member phone calls about proxies other than the IMCO mutual fund proxy should forward those calls as follows:


   o   LIT proxy questions/concerns: VARIABLE TEAM at ext. 2-3300

   o   CORPORATE proxy questions/concerns: Email DAVID ZUNIGA for call back

   o   MEDIA CALLS: TOM HONEYCUTT at ext. 8-0910

                      2002 PROXY CARD INFORMATION & SAMPLES
===============================================================================

                        --------------------------------------------------------

PROXY                   o    HOUSEHOLDING  means  that  proxy   statements/proxy
HOUSEHOLDING                 cards will be mailed in the same  envelope  for all
                             "members" who have the same social security number and same zip code. For example, an individual, joint tenant, and IRA shareholder would receive his three proxies in ONE envelope (assuming same SSN and Zip).

                        o THERE WILL BE ONE CARD FOR EVERY ACCOUNT. If a S/H has 3 mutual fund accounts, he will receive 3 proxy cards. If he has 25 accounts, he will receive 25 cards.

                        o    EACH  CARD  WILL  HAVE  ITS  OWN  SPECIFIC  CONTROL
                             NUMBER.

                        o    ALL COMMON MATERIAL WILL BE MAILED IN ONE ENVELOPE.

                        -------------------------------------------------------

ADDRESS HIERARCHY       The address hierarchy will be as usual....
                        o  seasonal address first, if applicable;
                        o  mailing address next, if applicable;
                        o  registration address if only address on file.

                        -------------------------------------------------------

PROXY                   o    While there is only ONE proxy statement,  there are
CARDS                        15 VERSIONS of the proxy CARD.

                        o    The    individual    fund    will    drive    which
                             proposal/request for vote is used or which will simply read NOT APPLICABLE TO THIS FUND.

                        o Proposal #2 will consist, on all cards, of eight sub-proposals (2A, 2B, 2C, 2D, 2E, 2F, 2G, & 2H). For any sub-proposal not applicable to the fund, the line will read NOT APPLICABLE TO THIS FUND and no boxes will appear.

                        o    If  the  proxy  card  is  signed,   but  no  voting
                             instructions are indicated on the card, the shares will be voted "FOR" all applicable proposals.

                        o    The "last" vote received is the vote recorded.

                        -------------------------------------------------------

                        --------------------------------------------------------

RETURN MAIL             HOW WILL RETURN MAIL BE HANDLED?
                        Return  mail  will not be  remailed  for the 2002  Proxy
                        Initiative.

                        --------------------------------------------------------

REMAIL PROXY            IF THE S/H REQUESTS THAT THE PROXY CARD BE REMAILED:
CARD                    o    Confirm address.
                        o    Send an  email  to  David  Zuniga  for  all  remail
                             requests with S/H's name, USAA member #, and mutual fund account numbers.
                        o    David  Zuniga  verifies  information  and  forwards
                             information to Javier Morales for handling.

                        --------------------------------------------------------

INCOMING LETTERS        Any incoming correspondence will be routed as follows:

                        o    Chris  Claus  mail  goes  to  Patricia   Acuna  for
                             handling.
                        o Bob Davis mail goes to Patricia Acuna for further routing.
                        o Board Member mail goes to Cherie Black for further routing.
                        o General Correspondence goes to Javier Morales for further routing.
                        o Emailed Proxy questions/concerns goes to Javier Morales for further routing.
                        o Life Investment Trust Proxy mail goes to Danny Piper for further routing.
                        o Any notes written on proxy cards will be routed to Javier Morales.

                        --------------------------------------------------------

                                                                   Page 11 of 30
[sample of proxy card]

                               VOTING TERMINOLOGY
================================================================================

The following definitions are provided to better understand the Proxy STATEMENT:

ADJOURNED               To suspend until a later stated time.
(ADJOURNMENT)

ABSTENTION              Abstentions  will  assist a Fund in  obtaining a quorum,
                        but will have the affect of an "AGAINST" vote. This means that if we need the majority of a fund's shares to be voted, the "for, against, and abstain" votes all count toward the needed majority. BUT, for example, in achieving 67% of the votes being voted FOR a proposal, an abstention hurts because it goes against the "for" vote percentage.

MAJORITY                A number more than half of the total.

PLURALITY               The larger or greater part.

QUORUM The minimal number of shares that must be present for valid transaction of business. (EX: We need a majority of a fund's shares to be represented either in person or by proxy. The "for, against, and abstain" votes all count toward the need of majority. Of the need of majority, 67% must vote for a proposal in order for it to pass or, alternatively, more than 50% of all outstanding shares of a fund must vote for a proposal in order for it to pass.)

RULE 15A-4 UNDER        Under this regulation,  the interim agreements typically
INVESTMENT COMPANY      terminate  150 days  after the date on which ACT OF 1940
ACT OF 1940             the  former  agreements  terminated,  in  this  case  on
                        11/25/02.

                                      IMCO
                        PROPOSAL TABLE OF FUNDS AFFECTED

================================================================================

--------------------------- ------------------ ------------------ ------------------ ----------------- ------------------
                  IMCO          PROPOSAL 1         PROPOSAL 2         PROPOSAL 3        PROPOSAL 4         PROPOSAL 5
                  FUNDS
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
AGGRESSIVE GROWTH                  X                  2-B                X
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
BALANCED STRATEGY                  X                  2-A                X
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
CAPITAL GROWTH                     X                  2-G                X
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
CORNERSTONE STRATEGY               X                  2-A, 2-C           X
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
EMERGING MARKETS                   X                  2-D                X
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
FIRST START GROWTH                 X                  2-B                X
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
GROWTH                             X                  2-B, 2-E           X                 X
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
GROWTH & INCOME                    X                  2-A                X                                    X
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
GROWTH & TAX STRATEGY              X                  2-E                X
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
INCOME STOCK                       X                  2-D, 2-F           X
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
INTERNATIONAL                      X                  2-C                X
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
SCIENCE & TECHNOLOGY               X                  2-A                X
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
SMALL CAP STOCK                    X                  2-H                X
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
VALUE                              X                  2-F                X
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------
WORLD GROWTH                       X                  2-C                X
--------------------------- ------------------ ------------------ ----------------- ------------------ -------------------


                                 IMCO PROPOSALS

PROPOSAL 1 - Approve ADVISORY Agreements with IMCO

PROPOSAL 2 - Approve SUBADVISORY  Agreements between IMCO and Subadvisers

             o 2A - Wellington Management Company, LLP
             o 2B -  Marsico  Capital  Management,  LLC
             o 2C - MFS Investment Management
             o 2D - The Boston Company Asset Management, LLC
             o 2E - Dresdner RCM Global Investors LLC
             o 2F - Westwood Management Corporation
             o 2G - Batterymarch Financial Management, Inc.
             o 2H - Eagle Asset Management, Inc.

PROPOSAL 3 - Approve Proposal to Permit IMCO and the Funds' Board to CHANGE
             Subadvisers WITHOUT FURTHER SHAREHOLDER APPROVAL

PROPOSAL 4 - Approve an Amendment to Investment OBJECTIVE OF THE GROWTH FUND

PROPOSAL 5 - Approve an Amendment to Investment OBJECTIVE OF THE GROWTH & INCOME
             FUND

FYI...

                           USAA LIFE INVESTMENT TRUST
                                      (LIT)
                        PROPOSAL TABLE OF FUNDS AFFECTED
================================================================================

------------------------------  -------------- -------------- -------------- -------------- ----------------
                   LIT          PROPOSAL 1     PROPOSAL 2     PROPOSAL 3     PROPOSAL 4     PROPOSAL 5
                  FUNDS
------------------------------- -------------- -------------- -------------- -------------- ----------------
------------------------------- -------------- -------------- -------------- -------------- ----------------
LIFE AGGRESSIVE GROWTH          X              X              3B             X
------------------------------- -------------- -------------- -------------- -------------- ----------------
------------------------------- -------------- -------------- -------------- -------------- ----------------
LIFE DIVERSIFIED ASSETS         X              X              3A             X
------------------------------- -------------- -------------- -------------- -------------- ----------------
------------------------------- -------------- -------------- -------------- -------------- ----------------
LIFE GROWTH & INCOME            X              X              3A             X              X
------------------------------- -------------- -------------- -------------- -------------- ----------------
------------------------------- -------------- -------------- -------------- -------------- ----------------
LIFE INCOME                     X              X                             X
------------------------------- -------------- -------------- -------------- -------------- ----------------
------------------------------- -------------- -------------- -------------- -------------- ----------------
LIFE WORLD GROWTH               X              X              3C             X
------------------------------- -------------- -------------- -------------- -------------- ----------------


                                  LIT PROPOSALS

PROPOSAL 1 - ELECTION of James Middleton to the Trust's Board of TRUSTEES

PROPOSAL 2 - Approve ADVISORY Agreement with IMCO (which includes a proposed increase to the fee for the Life World Growth Fund)

PROPOSAL 3 - Approve SUBADVISORY  Agreements between IMCO and Subadvisers
             o 3A - Wellington Management Company, LLP
             o 3B - Marsico Capital Management, LLC
             o 3C - MFS Investment Management

PROPOSAL 4 - Approve Proposal to Permit IMCO and the Trusts' Board to
             CHANGE Subadvisers WITHOUT FURTHER SHAREHOLDER APPROVAL

PROPOSAL 5 - Approval of an amendment to the INVESTMENT OBJECTIVE OF
             THE USAA LIFE GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
PROPOSAL 1               APPROVE NEW INVESTMENT ADVISORY
                              AGREEMENTS WITH IMCO
-------------------------------------------------------------------------------

FUNDS AFFECTED          15 Equity and Asset Strategy Funds

                        --------------------------------------------------------
FORMER                  o  Since inception, IMCO served as the Fund's manager
AGREEMENT                  and Investment adviser.
                        o  Presently the benchmark indices for purposes of
                           calculating the performance adjustment to the advisory fee are:
                           o Aggressive Growth - Lipper MID-CAP Growth Funds
                             Index
                           o Capital Growth - Lipper MID-CAP Growth Funds Index
                           o Growth & Income - Lipper LARGE-CAP CORE Funds Index

                        --------------------------------------------------------

PROPOSED                IMCO'S  RESPONSIBILITIES  IN  MANAGING  THE FUNDS  WOULD
AGREEMENT               CHANGE AS FOLLOWS UNDER THE PROPOSED AGREEMENT:

                        o provide portfolio management oversight of assets managed by the subadviser(s),

                        o recommend to the board the hiring, termination, and replacement of subadvisers to manage the equity portion of the funds' assets and

                        o provide same SERVICES and facilities as provided in the former agreement and continue to directly manage any fixed income portion of the funds' assets.

                        3 NEW BENCHMARK INDICES
                        A Benchmark index is used to calculate the performance-based portion of the ADVISORY fees payable to IMCO. The New benchmarks more closely correlate to the way each fund is now being managed:

                        o  Aggressive  Growth - Lipper  LARGE-CAP  Growth  Funds
                           Index
                        o  Capital Growth - Lipper SMALL-CAP Growth Funds Index
                        o  Growth & Income - Lipper MULTI-CAP CORE Funds Index

                        --------------------------------------------------------

FEES                    SAME FEES RATES

                        o  No fee rates have changed

                        --------------------------------------------------------

WHY Identified the need to restructure the manner in which each fund's assets are managed in order to achieve better performance consistent with the investment objectives and strategies of the funds by employing the proposed subadvisers to manage each applicable fund's equity assets.

                        --------------------------------------------------------

                        --------------------------------------------------------

PASSING REQUIREMENT     Requires a "FOR" vote by a "majority of the  outstanding
                        voting  securities"  of a fund which means THE LESSER OF
                        ...

                        o  More than 50% of the outstanding shares of the fund

                                                       OR

                        o 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy

                        NOTE: Abstentions and broker non-votes will have the effect of votes "AGAINST" this proposal.

                        --------------------------------------------------------

EFFECTIVE               Upon  shareholder  approval  and will  remain  in effect
                        until July 31, 2004. Thereafter, the agreement will automatically continue, provided that it is specifically approved at least annually by a vote of a majority of the Independent Board Members and by a majority of all Board members. .

                        --------------------------------------------------------

QUESTIONS IN PROXY      Questions answered in the PROXY STATEMENT are:
STATEMENT & SUMMARY

                        o Why are the shareholders BEING ASKED TO VOTE on this proposal?

                        o  What are the KEY PROVISIONS of the agreements?

                        o  What are THE DIFFERENCES BETWEEN THE AGREEMENTS?

                        o When will the new investment advisory AGREEMENTS TAKE EFFECT?

                        o What is the DIFFERENCE IN THE INDEX used to calculate the performance adjustment TO THE

                        ADVISORY FEE for the New Benchmark Funds?

                        o  How  is  the   PERFORMANCE   ADJUSTMENT   under   the
                           agreements CALCULATED?

                        o Will the FUNDS' TOTAL EXPENSE CHANGE as a result of the proposed agreements?

                        o Who are the DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER of IMCO?

                        o Does IMCO or any of its affiliates provide any ADDITIONAL SERVICES to the funds?

                        o  What  did  the  BOARD   CONSIDER  in  reviewing  this
                           proposal?

                        o HOW does the Board RECOMMEND SHAREHOLDERS VOTE on Proposal 1?

                        o What percentage of shareholders' votes is REQUIRED TO APPROVE a new investment advisory agreement?

                        Questions answered in the SUMMARY OF THE PROPOSALS document are:

                        o  What  are  the   DIFFERENCES   between  the  PROPOSED
                           agreements and the FORMER and INTERIM agreements?

                        o Will the ADVISORY FEE RATES charged to the funds INCREASE as a result of the proposed agreements?

                        --------------------------------------------------------

                        --------------------------------------------------------

QUESTIONS               Be prepared for any  additional  questions  that come up
THAT MAY                such as the following:
COME UP ...
                        MEMBER QUESTION #1

                        Q. "IT LOOKS TO ME LIKE THE CHANGES  HAVE  ALREADY  BEEN
                           MADE! WHY WERE THE USAA MEMBERS TOLD AFTER THE FACT ABOUT THE CHANGE IN MANAGEMENT? ISN'T ONE OF YOUR FIDUCIARY RESPONSIBILITIES TO PROVIDE MEMBERS WITH TIMELY INFORMATION SO THAT THEY CAN MAKE INFORMED DECISIONS?"

                        A. Although the Board has approved  this  proposal,  the
                           shareholders also need to approve this proposal. If the shareholders do not approve this action, it will be the responsibility of IMCO and the Board to address the need to internally manage the Funds or select other subadvisers for ultimate approval by the shareholders. The reason members were not asked to vote on this action prior to the Board meeting is that the funds needed to be managed with focus on their objectives rather than on the outcome of a pending change in managers. Moreover, IMCO and the funds' board believed that making the changes promptly was in the funds' shareholders best interests.

                        NOTES:__________________________________________________

                        MEMBER QUESTION #2

                        Q. "IF USAA CAN'T SUPERVISE THE INVESTING  FUNCTION NOW,
                           HOW WILL IT SUPERVISE SOMEONE ELSE?"

                        A. Please  know  that  we  take  our  responsibility  to
                           shareholders very seriously and our PRIORITY is to monitor the performance of USAA mutual funds closely. Relationship managers from IMCO's portfolio management, marketing, finance and legal, and compliance, will actively monitor the activities of the subadvisers. IMCO's Investment Strategy Committee also will monitor the activities of the subadvisers closely.

                        NOTES:  ________________________________________________

                        MEMBER QUESTION #3

                        Q. "IF THE MEMBERS  VOTE DOWN THE CHANGE,  WILL THE USAA
                           MANAGEMENT TEAM BE READY TO MANAGE OUR ASSETS?"

                        A. If this proposal or any other proposal related to the
                           management of the funds is not approved, then IMCO and the funds Board would need to consider other alternatives, such as the need to internally manage the funds or select other subadvisers for ultimate approval by the shareholder.

                        NOTES:__________________________________________________

                       QUESTIONS CONTINUE ON THE NEXT PAGE

QUESTIONS THAT MAY
COME UP...              MEMBER QUESTION #4

                        Q. "TELL ME YOUR  FEES  WILL NOT  INCREASE!  IN FACT,  I
                           WOULD EXPECT A SLIGHT DECREASE SINCE YOU ARE NOW OUT OF THE ASSET MANAGEMENT BUSINESS, REPUTEDLY THE MOST EXPENSIVE PART OF EQUITY FUNDS MANAGEMENT."

                        A. The advisory fee rates  charged to the funds will not
                           increase as a result of the proposed agreements. With respect to the three funds with a proposed new benchmark index, the impact of the proposed agreements to the performance adjustment will depend on each fund's performance relative to the new index. Last, fees will not decrease because you will be getting access to leading investment firms at the same low rate you have always paid.

                        NOTES:__________________________________________________

                        MEMBER QUESTION #5

                        Q. "TELL ME WHY I SHOULD KEEP MY FUNDS WITH USAA."

                        A. You  will  now  have  access  to some of the  LEADING
                           investment firms in the industry with no change to your funds' advisory fee rates. Our review of this decision included a thorough cost-benefit analysis of internal and external options for managing the equity portion of the Funds. We, meaning IMCO and the funds' Board, determined that engaging subadvisers to manage the equity portion of the Funds was a better option than continuing to manage this portion of the Funds internally.

                     NOTES:_____________________________________________________

--------------------------------------------------------------------------------

PROPOSAL 2
                             APPROVAL OF INVESTMENT
                         SUBADVISORY AGREEMENTS BETWEEN
                              IMCO AND SUBADVISERS
--------------------------------------------------------------------------------


                        --------------------------------------------------------

FUNDS AFFECTED          15 Equity and Asset Strategy Funds

                        --------------------------------------------------------
FORMER
AGREEMENT               Since  inception,  IMCO served as the Fund's manager and
                        Investment adviser.

                        --------------------------------------------------------

PROPOSED                EMPLOY THE NEW SUBADVISERS TO:
AGREEMENT               o Manage the day-to-day investment of all
                          or a portion of each fund's assets consistent with each fund's investment objectives, policies, and restrictions.
                        o Place  all orders for the purchase and sale of
                          portfolio securities for the portion of a fund managed by the subadviser (subject to the supervision and monitoring of IMCO & the oversight of the Fund's Board).

                        --------------------------------------------------------

FEES The Subadvisory Agreements will not impact the funds' total expense ratios. IMCO (not the fund) pays an annual fee to the subadvisers for services under the Subadvisory Agreements.

                        --------------------------------------------------------

WHY Identified the need to restructure the manner in which each fund's assets are managed in order to achieve better performance consistent with the investment objectives and strategies of the funds by employing the proposed subadvisers to manage each applicable fund's equity assets.

                        --------------------------------------------------------

PASSING                 Requires a "FOR" vote by a "majority of the outstanding
REQUIREMENT             voting securities" of a fund which means THE LESSER OF
                         ...

                        o  More than 50% of the outstanding shares of the fund

                                                     OR

                        o 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy

                        NOTE: Abstentions and broker non-votes will have the effect of votes "AGAINST" this proposal.

                        --------------------------------------------------------

                        --------------------------------------------------------

EFFECTIVE               Upon shareholder  approval,  and to remain in effect for
                        an initial  two-year period.  Thereafter,  the agreement
                        will  automatically   continue,   provided  that  it  is
                        specifically approved at least annually by a vote of a majority of the Independent Board Members and by a majority of all Board members.

                        --------------------------------------------------------

QUESTIONS IN PROXY      Questions answered in the PROXY STATEMENT are:
STATEMENT               o  WHY are shareholders being ASKED TO VOTE on this
& SUMMARY                  proposal?

                        o What was the PROCESS LEADING TO THIS PROPOSAL and WHO ARE the proposed SUBADVISERS?

                        o What are the KEY PROVISIONS of the subadvisory agreements?

                        o What are the DIFFERENCES between the SUBADVISORY AND INTERIM SUBADVISORY agreements?

                        o When will the investment subadvisory agreements TAKE EFFECT? o Will the FUNDS' TOTAL EXPENSES CHANGE as a result of the subadvisory agreements? o What INFORMATION DID THE BOARD CONSIDER prior to proposing these changes? o How does the BOARD RECOMMEND shareholders VOTE on Proposal 2? o What PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO APPROVE each subadvisory agreement?

                        Questions answered in the SUMMARY OF THE PROPOSALS document are:

                        o What was the PROCESS LEADING TO THIS PROPOSAL and WHO are the PROPOSED SUBADVISERS?

                        o What are the KEY PROVISIONS of the SUBADVISORY AGREEMENTS?

                        o Will FEES CHARGED TO THE FUNDS CHANGE as a result of the subadvisory agreements?

                        --------------------------------------------------------

INDIVIDUAL SUBADVISER   REVIEW THE PROXY  STATEMENT  for more details  about the
PROPOSALS               subadvisers  within each subproposal:

                        o PROPOSAL 2 - Approve Subadvisory Agreements with Subadvisers between IMCO and...

                           o  2A - Wellington Management Company, LLP
                           o  2B - Marsico Capital Management, LLC
                           o  2C - MFS Investment Management
                           o  2D - The Boston Company Asset Management, LLC
                           o  2E - Dresdner RCM Global Investors LLC
                           o  2F -  Westwood Management Corporation
                           o  2G - Batterymarch Financial Management, Inc.
                           o  2H - Eagle Asset Management, Inc.

                        --------------------------------------------------------

                        --------------------------------------------------------

QUESTIONS THAT MAY      Be prepared for any  additional  questions  that come up
COME UP...              such as the following:

                        MEMBER QUESTION #1

                        Q. "WHY DID THE  SHAREHOLDERS  NOT GET TO  DECIDE ON WHO
                           THE OUTSOURCE COMPANIES SHOULD BE?"

                        A. Although the Board has approved  this  proposal,  the
                           shareholders also need to approve this proposal. If the shareholders do not approve this action, it will be the responsibility of IMCO and the Board to address the need to internally manage the Funds or select other subadvisers for ultimate approval by the shareholders. The reason members were not asked to vote on this action prior to the Board meeting is that the funds needed to be managed with focus on their objectives rather than on the outcome of a pending change in managers. Moreover, IMCO and the funds' board believed that making the changes promptly was in the funds' shareholders best interests.

                        NOTES:__________________________________________________

                        MEMBER QUESTION #2

                        Q. "WHEN WILL  INFORMATION BE AVAILABLE ON THE INVESTING
                           TRACK RECORD OF THE NEW MANAGEMENT COMPANIES?"

                        A. Information regarding the investment track records of
                           the subadvisers is available regarding other portfolios, such as the similar Funds mentioned in the proxy statement, they are currently running. However, there are investment marketing regulations that limit us from using such information when presenting the subadvisers as new managers of some of USAA's mutual funds to our shareholders. We realize the importance of this information and hope to have it available in the near future.

                        NOTES:__________________________________________________

                        MEMBER QUESTION #3

                        Q. "AS I UNDERSTAND  IN YOUR  LETTER,  USAA WILL OVERSEE
                           THE MUTUAL FUNDS (OVERHEAD) AS WILL ANOTHER ASSET MANAGEMENT ORGANIZATION (MORE OVERHEAD). ARE YOU SURE THAT WHAT USAA (AND I) SAVE BY CONTRACTING OUT THE
                           OPERATION OF THE EQUITY FUNDS WILL NOT BE OVERSHADOWED BY INCREASED MANAGEMENT COSTS?"

                        A. You  will  now  have  access  to some of the  LEADING
                           investment firms in the industry with no change to your fund's advisory fee rates.

                        NOTES:__________________________________________________


                       QUESTIONS CONTINUE ON THE NEXT PAGE

QUESTIONS THAT MAY      MEMBER QUESTION #4
COME UP...

                        Q. "IN THE  FUTURE,  WHAT  PARAMETERS  WILL BE USED WHEN
                           SELECTING SUBADVISERS?"

                        A. Among other factors, a Fund's Board will consider the
                           expertise, financial strength, a subadviser's quality of services offered by each proposed subadviser, as well as the qualifications and experience of the proposed subadviser's advisory personnel, the subadviser's organizational resources, and the subadviser's investment performance track record when managing comparable funds.

                        NOTES:__________________________________________________

                        MEMBER QUESTION #5

                        Q. "  WHAT   CONSEQUENCES,   IN  THE  FUTURE,   WILL  WE
                           EXPERIENCE IF USAA TERMINATES A SUBADVISER?"

                        A. While  fees  payable  to any  new  subadviser  may be
                           different, the advisory fee you pay to IMCO would not be affected. The Board and IMCO may not increase the rate of fees payable by the Fund to IMCO for advisory services WITHOUT first obtaining shareholder approval.

                        NOTES:__________________________________________________

                        MEMBER QUESTION #6

                        Q. WHY DOES IMCO FORESEE THE POSSIBILITY OF CHANGING THE
                           SUBADVISORY AGREEMENT IN THE FUTURE IF IMCO HAS DETERMINED THAT THE NEW SUBADVISER GROUP IS THE BEST?

                        A. In order to act in the best interests of the Fund and
                           its shareholders, the Board and IMCO will determine if changes are necessary or desirable after periodically comparing the investment performance of the assets managed by the subadviser with other accounts with similar investment objectives managed by other advisers and after reviewing the subadviser's COMPLIANCE with federal securities laws and regulations.

                        NOTES:_________________________________________________


                        MEMBER QUESTION #7

                        Q. "JUST HOW WILL IMCO PROVIDE OVERSIGHT?"

                        A. Basically,  just as we would with a portfolio manager
                           who is an employee of IMCO. IMCO will actively monitor the activities of the subadvisers through ongoing audits for compliance with investment policies and parameters and regulatory requirements, reviews of reports from the subadvisers, and ongoing dialogues with designated subadviser personnel. In addition, the USAA Funds' Board will continue to act in its oversight role just as it has in the past. NOTES:_______________________________________________

-------------------------------------------------------------------------------
PROPOSAL 3                  APPROVAL OF A PROPOSAL TO PERMIT IMCO AND
                            THE BOARD TO:
                             1) APPOINT AND REPLACE SUBADVISERS,
                             2) ENTER INTO SUBADVISORY AGREEMENTS, AND
                             3) APPROVE AMENDMENTS TO SUBADVISORY AGREEMENTS
                            WITHOUT FURTHER SHAREHOLDER APPROVAL
-------------------------------------------------------------------------------


FUNDS AFFECTED          15 Equity and Asset Strategy Funds

                        -------------------------------------------------------
                        A special shareholder meeting would be called to obtain
                        shareholder approval to:
CURRENTLY               o  appoint and replace subadvisers for a fund and
                        o  enter into, and approve amendments to, subadvisory
                           agreements

                        -------------------------------------------------------

                        On 6/18/02,  the SEC granted an order permitting IMCO to
PROPOSAL change subadvisers for each fund without first calling a special shareholder meeting and obtaining shareholder approval with the condition that the shareholders approve this "manager-of-managers" arrangement first.

                        By approving this proposal, you will authorize IMCO and the Board, without obtaining further shareholder approval, will have the ability to: o appoint and replace subadvisers for a fund and o enter into, and approve amendments to, subadvisory agreements

                        IMPORTANT NOTES:
                        o IMCO WILL STILL NEED TO OBTAIN APPROVAL FROM THE BOARD, including Independent Board Members, who will oversee the subadviser selection process to ensure that shareholders' interests are protected whenever IMCO selects a subadviser or modifies a subadvisory agreement.
                        o An Information Statement with all of the relevant information of hiring new subadvisers would be sent within 90 days from the date of hire.
                        o The fund will disclose in its prospectus the existence, substance, and effect of the SEC order.


                        --------------------------------------------------------

                        o        This proposal...
                                   WILL permit the Board and IMCO to change the
                                   fees payable to a subadviser without
FEES                               shareholder approval, however,
                        o        This proposal...
                                   WILL NOT permit the Board and IMCO to increase the rate of the fees payable by the FUND to IMCO under the advisory agreement without first obtaining shareholder approval.

                        --------------------------------------------------------

                                                                   Page 24 of 30
                        --------------------------------------------------------

WHY This prevents unnecessary administrative expenses and potential harmful delays in seeking changes deemed necessary and beneficial to shareholders by the fund's Board.

                        --------------------------------------------------------

CONDITIONS              A fund will NOT rely on the SEC order  unless all of the
                        conditions below have been met:

                        o Proposed "manager of managers" structure is approved by a majority of the fund's outstanding voting securities (i.e. this proposal is approved).

                        o Disclosed all details of this order in the prospectus relating to the fund.

                        o IMCO provides management and administrative services to the fund, including overall supervisory responsibility for the general management and investment of the fund.

                        o Majority of the Fund's Board will be Independent Board Members.

                        o Subadviser cannot be an affiliated person of the subaccount or IMCO, without such arrangement being approved by shareholders

                        o Board & Independent Board Members must make a separate finding when a subadviser change is proposed for the fund WITH an affiliated subadviser and document that this change does not involve a conflict of interest.

                        o No director or officer of the Fund or of IMCO will own directly or indirectly any interest in any subadviser for the Fund (except under certain limited circumstances).

                        o IMCO must furnish shareholders with an Information Statement of any changes caused by the addition of a new subadviser within 90 days of the hiring of a new subadviser.

                        --------------------------------------------------------

PASSING                 Requires  a "FOR" vote by a "majority of the outstanding
REQUIREMENT             voting securities"  of  a fund which means THE LESSER OF
                        ...

                        o  More than 50% of the outstanding shares of the fund

                                               OR

                        o 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy

                        NOTE: Abstentions and broker non-votes will have the effect of votes "AGAINST" this proposal.


                        --------------------------------------------------------

EFFECTIVE               Upon shareholder approval.

                        -------------------------------------------------------

                        --------------------------------------------------------
QUESTIONS IN PROXY
STATEMENT               Questions answered in the PROXY STATEMENT are:
& SUMMARY
      o        WHY are shareholders being ASKED TO VOTE on this proposal?

                        o HOW will shareholders be INFORMED OF NEW SUBADVISERS for a fund?

                        o  What are the BENEFITS to a fund?

                        o  What are the CONDITIONS of the order?

                        o How does THE BOARD RECOMMEND SHAREHOLDERS VOTE on Proposal 3?

                        o What PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED to permit IMCO to enter into new or amended subadvisory agreements without obtaining shareholder approval?

                        Questions answered in the SUMMARY OF THE PROPOSALS document are:

                        o WHY are shareholders BEING ASKED TO VOTE on this proposal?

                        o  What are the BENEFITS to each fund?

                        o HOW will shareholders be INFORMED OF NEW SUBADVISERS FOR A FUND?

                        -------------------------------------------------------

-------------------------------------------------------------------------------
PROPOSAL 4               APPROVAL OF AN AMENDMENT TO THE
                           INVESTMENT OBJECTIVE OF THE
                                USAA GROWTH FUND
                        -------------------------------------------------------

FUND AFFECTED           USAA Growth Fund

                        --------------------------------------------------------
                        Two objectives exist:
CURRENT                 o  Primary investment objective - Long term growth of
OBJECTIVE                  capital
                        o  Secondary Objective - Regular income and conservation
                           of principal

                        --------------------------------------------------------

PROPOSAL To have a SOLE investment objective of "LONG-TERM growth of capital"

                        --------------------------------------------------------

 WHY Board and IMCO no longer believe the secondary objectives of regular income and conservation of principal are appropriate given the strategic direction of the fund and investment style of the current subadvisers.

                        --------------------------------------------------------

PASSING                 Requires a "FOR" vote by a "majority of the  outstanding
REQUIREMENT             voting  securities" of  the  GROWTH  FUND that means THE
                        LESSER  OF  ...

                        o More than 50% of the outstanding shares of the GROWTH FUND

                                                 OR

                        o 67% or more of the shares of the Growth Fund present at the meeting, if more than 50% of the outstanding shares of the Growth Fund are present at the meeting in person or by proxy NOTE: Abstentions and broker non-votes will have the effect of votes "AGAINST" this proposal.

                        --------------------------------------------------------

EFFECTIVE               Upon shareholder approval.

                        --------------------------------------------------------

QUESTIONS IN PROXY      Questions answered in the PROXY STATEMENT are:
STATEMENT
& SUMMARY               o  WHAT CHANGE is the board of  directors  proposing  to
                           the fund's INVESTMENT objective?

                        o  WHY is the Board of Directors proposing this CHANGE?

                        o  How   does   the   Board   of   Directors   RECOMMEND
                           SHAREHOLDERS VOTE on this proposal?

                        o What PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED to change the fund's investment objective?

                        Questions answered in the SUMMARY OF THE PROPOSALS document are:

                        o WHAT CHANGE is the Board of Directors proposing TO the Fund's INVESTMENT OBJECTIVE?

                        o  WHY is the Board of Directors proposing this CHANGE?

                        --------------------------------------------------------

                                                                   Page 27 of 30
--------------------------------------------------------------------------------
PROPOSAL 5              APPROVAL OF AN AMENDMENT TO THE
                        INVESTMENT OBJECTIVE OF THE USAA
                              GROWTH & INCOME FUND
--------------------------------------------------------------------------------

FUND AFFECTED           USAA Growth & Income Fund

                        --------------------------------------------------------

CURRENT                 Fund's  investment  objective  places EQUAL  EMPHASIS on
OBJECTIVE               Growth and Income.

                        --------------------------------------------------------

PROPOSAL Change the Growth & Income fund's investment objectives as follows:

                        o  PRIMARY investment objective - Capital Growth

                        o  SECONDARY investment objective - Current income

                        --------------------------------------------------------

WHY There has been a dramatic reduction in the number of companies that pay dividends with respect to their common stock. As a result, it is increasingly difficult for a fund that invests primarily in equity securities to comply with an objective that places equal emphasis on growth and income.

                        --------------------------------------------------------

PASSING                 Requires a "FOR" vote by a "majority of the  outstanding
REQUIREMENT             voting  securities"  of GROWTH & INCOME fund which means
                        THE  LESSER  OF ...

                        o More than 50% of the outstanding shares of the GROWTH & INCOME fund

                                                       OR

                        o 67% or more of the shares of the Growth & Income Fund present at the meeting, if more than 50% of the outstanding shares of the Growth & Income Fund are present at the meeting in person or by proxy NOTE:
                           Abstentions and broker non-votes will have the effect of votes "AGAINST" this proposal.

                        --------------------------------------------------------

EFFECTIVE               Upon shareholder approval.


                        --------------------------------------------------------

QUESTIONS IN PROXY      Questions answered in the Proxy statement are:
STATEMENT & SUMMARY

                        o WHAT CHANGE is the Board of Directors proposing TO THE FUND'S INVESTMENT OBJECTIVE?

                        o  WHY is the Board of Directors proposing this CHANGE?

                        o  How   does   the   Board   of   Directors   RECOMMEND
                           SHAREHOLDERS VOTE on this proposal?

                        o What PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED to change the fund's investment objectives?

                        Questions answered in the SUMMARY OF THE PROPOSALS document are:

                        o WHAT CHANGE is the Board of Directors proposing TO the Fund's INVESTMENT OBJECTIVE?

                        o  WHY is the Board of Directors proposing this CHANGE?

                        --------------------------------------------------------

                      GEORGESON SHAREHOLDER COMMUNICATIONS
================================================================================


TELEPHONE               Georgeson Shareholder Communications (GSC) will call to
SOLICITATION            solicit votes.

                        o Monday - Friday between the hours of 9:00 a.m. and 7:00 p.m. CST

                        o Saturday from 9:00 a.m. to 5:00 p.m. Central Standard Time only.


                        If the shareholder (S/H) wants to vote when solicited by Georgeson Communications, the Georgeson Communications rep will record the vote. A confirmation statement will be generated and mailed to the shareholder.

                        If the shareholder requests a duplicate Proxy Statement through Georgeson, Georgeson will contact ADP.


                        --------------------------------------------------------

USAA TRANSFERS TO       After  confirming  that the  shareholder  wants to vote
GEORGESON               now by telephone:

                        USAA Rep transfers S/H to Georgeson at (866) 748-4465. *USAA Rep introduces himself/herself to Georgeson. *USAA Rep states the S/H name and address.
                        *USAA Rep introduces Georgeson rep to S/H.

                        Script Suggestion:

                        o HELLO, THIS IS _____FROM USAA. I HAVE___ ON THE LINE TO VOTE HIS/HER PROXY CARD(S). THE ADDRESS OF THE CUSTOMER IS _____, CITY AND STATE.

                        o HELLO,__ THANK YOU FOR HOLDING, I HAVE__ ON THE LINE WHO WILL TAKE YOUR VOTE.

                        --------------------------------------------------------

GEORGESON  TRANSFERS    If S/H has questions  regarding  his/her  account and/or
TO USAA                 in-depth Proxy  questions when Georgeson  solicits vote,
                        the Georgeson rep will transfer call.

                        Rep transfers S/H to USAA at 1-800-531-8448.

                        *Georgeson Rep introduces himself/herself to USAA. *Georgeson Rep states the S/H name and address. *Georgeson Rep introduces USAA rep to S/H.
                        *USAA rep verifies S/H identity with name, DOB or SSN.

COPY OF INTERNET PAGE

USAA Mutual Fund Shareholders: Your Vote Counts

       If you owned a USAA equity mutual fund as of AUGUST 23, 2002, you recently received a proxy statement in the mail. It tells you about important issues that affect USAA mutual funds.

       USAA's mutual fund board of directors carefully considered the proposals and recommends voting IN FAVOR OF all of the proposals. Your "FOR" vote on these issues will enable us to meet your future investment needs with the quality you expect.

       Please review your proxy statement and submit your vote on or before the shareholder meeting on OCTOBER 18, 2002.

       BEFORE YOU VOTE

o Read your proxy statement and determine your vote.

o Have your proxy card(s) available. You should have a separate proxy card for each of your accounts.

o If you did not receive proxy card(s) or if you have questions about voting, call toll-free, 1-800-531-8448.

       FOUR WAYS TO VOTE

1. INTERNET
o  Go to: PROXYVOTE.COM
o  Enter the 12-digit control number from each proxy card.
o  Follow the instructions on the site.
o You will need to submit your vote separately for each proxy card you've received.

2. PHONE
o  Call toll-free, 1-800-690-6903.
o  Enter the 12-digit control number from each proxy card.
o  Follow the recorded instructions.

3. MAIL
o  Mark your choices and sign each proxy card.
o  Return your completed proxy card(s) in the provided postage-paid envelope.

4. IN PERSON
o  You are invited to attend the mutual fund shareholder meeting:

                    OCTOBER 18, 2002, 3:00 p.m. Central Time
                       USAA Building, McDermott Auditorium
                  9800 Fredericksburg Road, San Antonio, Texas



 HIS  COMMUNICATION IS BEING MADE ON BEHALF OF USAA MUTUAL FUND, INC. AND
       USAA INVESTMENT TRUST. SHAREHOLDERS OF THE AFFECTED USAA MUTUAL FUNDS WILL RECEIVE A PROXY STATEMENT ON THESE MATTERS. SHAREHOLDERS SHOULD READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT CONTAINS IMPORTANT INFORMATION. SHAREHOLDERS MAY OBTAIN AN ADDITIONAL FREE COPY OF THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE FROM USAA INVESTMENT MANAGEMENT COMPANY OR THE SEC'S WEB SITE AT WWW.SEC.GOV.

[COPY OF PROXYVOTE.COM VOTING PAGE]

[Ignites Article Used as handout to telephone reps]

Study:  Subadvising More Popular Than Ever

New research shows that fund firms are relying on subadvisors to a much greater degree than ever before, DOW JONES NEWSWIRES reports.

According to a study by FINANCIAL RESEARCH, 43% of the mutual funds launched last year were subadvised funds. That compares to just 13% in 2000 and 19% in 1999, the previous record high.

The surge has mostly to do with the fact that far fewer new funds are being introduced. But another factor seems to be that companies want to keep up with evolving market trends and see subadvisors as a quicker and cheaper way to do it.

If you fail to offer the product of the moment, you stand to miss out on considerable inflows, says John Benvenuto, the Financial Research consultant who authored the report. Subadvisors are helping firms keep on top of trends, he says.

Last year, for instance, when small-cap value was the hot sector, six mid-cap value and five more small-cap value funds hit the market with the help of subadvisors. The year before, only one such subadvised fund was introduced, the report says.

Another big reason for the subadvising increase was that several firms with their own fund families brought out entire lines of subadvised funds.

AMERICAN EXPRESS FINANCIAL ADVISORS, for example, introduced what it called the Partners series, which is made up of seven mostly value-oriented subadvised funds to balance out Amex's significant growth offerings.

And PACIFIC LIFE INSURANCE broke into the retail fund business last year by introducing a line of 12 funds subadvised by managers like PUTNAM and PIMCO.

All in all, 106 subadvised funds hit the market last year. Eighty were U.S. stock funds, 19 were international funds and seven were fixed-income.

At year-end, assets in subadvised funds came to $434 billion, or a record 10.6% of total industry assets. That share should climb to 12.5% by 2005, Financial Research estimates.

Though new companies continue to embrace the subadvising model, assets in subadvised funds remain mostly in the hands of just a few major firms.

VANGUARD heads the pack, handling 43% of overall subadvised fund assets. Nearly $200 billion, or a third of its total managed assets, belonged to subadvised funds last year.

No. 2 was SEI INVESTMENTS, with $49 billion in subadvised funds.

WELLINGTON, meanwhile, is the biggest manager that subadvises funds, running $122 billion for several Vanguard portfolios.

Contact Joe Morris at jamorris@mac.com

(NEWS SUMMARIES BASED ON ORIGINAL REPORTS IN OTHER PUBLICATIONS ARE PREPARED BY THE IGNITES.COM STAFF AND ARE NOT CREATED, SPONSORED, APPROVED OR ENDORSED BY THE PUBLICATIONS TO WHICH THE ORIGINAL REPORTS ARE ATTRIBUTED.)